EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of HERITAGE-CRYSTAL CLEAN, INC. (the “Company”) on Form 10-Q for the period ended September 11, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Recatoo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 20, 2021	By: /s/ Brian Recatto

Brian Recatto
President, CEO and Director — Principal Executive Officer